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                                                                 EXHIBIT 10.19.2

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT
                               AND LEASE AGREEMENT

         This SECOND AMENDMENT TO PARTICIPATION AGREEMENT AND LEASE AGREEMENT (this "Amendment"), dated as of July 31, 1995, is by and among FRESENIUS USA, INC., a Massachusetts corporation, as lessee (the "Lessee"), FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not in its individual capacity (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee (the "Owner Trustee" or the "Lessor"), and DEUTSCHE BANK A.G., NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, duly licensed branches of Deutsche Bank A.G., a German corporation, as investor (the "Investor").

                                    RECITALS:

         A. The parties hereto are parties to that certain Participation Agreement dated as of March 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement");

         B. The Lessee and the Lessor are parties to that certain Lease Agreement dated as of March 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), pursuant to which the Lessor has leased certain Equipment to the Lessee;

         C. The parties desire to amend certain provisions of the Participation Agreement and the Lease, all on the terms and conditions set forth in this Amendment; and

         D. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in Appendix A to the Participation Agreement; this Amendment shall constitute an Operative Agreement; these Recitals shall be construed as part of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendments to the Participation Agreement.

         1.1 Section 5.3(e) of the Participation Agreement is hereby amended by adding the following after the word "Investor" and before the semi-colon on the third line thereof: ", provided that with respect to the Final Closing Date, the Equipment Schedule to be delivered by the Lessee shall list all of the Equipment acquired by the Lessor on a cumulative basis on each Closing Date, including the Final Closing Date".

         1.2 Section 7.3(y) of the Participation Agreement is hereby amended by
(i) deleting the reference to "8.7%" in clause (ii) thereof and substituting therefor "2.3%", (ii)
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deleting the reference to "50.4%" in clause (ii) thereof and substituting therefor "53.9%" and (iii) deleting the reference to "40.9%" in clause (ii) thereof and substituting therefor "43.8%".

         1.3 Section 1.2 of Exhibit E to the Participation Agreement is hereby amended by deleting the reference to "8.7%" in clause (ii) thereof and substituting therefor "2.3%", (ii) deleting the reference to "50.4%" in clause
(ii) thereof and substituting therefor "53.9%" and (iii) deleting the reference to "40.9%" in clause (ii) thereof and substituting therefor "43.8 %".

         2. Amendment to the Lease. Section 2.4 of the Lease is hereby amended by adding the following after the word "Lease" and before the period on the fourth line thereof: ", provided that with respect to the Final Closing Date, the Equipment Schedule to be executed and delivered by Lessee and Lessor shall list all of the Equipment acquired by Lessor on a cumulative basis on each Closing Date, including the Final Closing Date".

         3. Reference to and Effect on the Participation Agreement.

         3.1 Except as specifically amended above, the Participation Agreement and each of the Schedules, Exhibits and Appendices thereto shall remain in full force and effect and the Participation Agreement as amended by this Amendment, is hereby ratified and confirmed in all respects.

         3.2 Upon the effectiveness of this Amendment each reference in (a) the Participation Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Operative Agreement to "the Participation Agreement," shall, in each case, mean and be a reference to the Participation Agreement, as amended hereby.

         4. Miscellaneous.

         4.1 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         4.2 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         4.3 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ANY OTHER CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

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         IN WITNESS WHEREOF, each party hereto has caused this Second Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                     FRESENIUS USA, INC.,
                     as Lessee

                     By: ______________________________

                     Title: ___________________________


                     FIRST SECURITY BANK OF UTAH, N.A.,
                     not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee

                     By: ______________________________

                     Title: ___________________________


                     DEUTSCHE BANK A.G., NEW YORK
                     AND/OR CAYMAN ISLANDS BRANCHES,
                     as Investor

                     By: ______________________________

                     Title: ___________________________


                     By: ______________________________

                     Title: ___________________________


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